Exhibit 99.2
1 Reconciliation of GAAP to non-GAAP operating income, operating margin, and income from continuing operations (Amounts in thousands) Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 GAAP operating income $28,524 $10,697 $10,118 $19,071 $(318,349) $ 1,331 $ 3,767 $ 9,020 $ 18,188 Non-GAAP adjustments: Stock based compensation 1,618 1,645 1,772 1,574 1,566 1,685 1,632 1,531 1,549 Dangaard Telecom integration costs 680 - - - - - - - - Goodwill impairment charge - - - - 325,947 - - - - Impairment of long-lived assets - - - - - - - 1,452 - Amortization 5,714 4,509 4,710 4,553 3,936 3,648 3,801 3,994 4,024 Restructuring charge 8,495 3,614 2,969 795 6,059 5,086 3,735 1,886 2,754 As-adjusted (non-GAAP) operating income $45,031 $20,465 $19,569 $25,993 $ 19,159 $11,750 $12,935 $17,883 $ 26,515 GAAP operating margin 1.9% 0.9% 0.9% 1.6% (33.1%) 0.2% 0.5% 1.0% 2.0% Impact of above adjustments on operating margin 1.0% 0.9% 0.8% 0.6% 35.1% 1.5% 1.3% 1.1% 0.9% As-adjusted (non-GAAP) operating margin 2.9% 1.8% 1.7% 2.2% 2.0% 1.7% 1.8% 2.1% 2.9% GAAP income (loss) from continuing operations $12,543 $ 3,675 $ 4,815 $ 8,478 $(343,359) $ (2,708) $ 3,784 $14,664 $ 19,315 Non-GAAP adjustments to operating income : 16,507 9,768 9,451 6,922 337,508 10,419 9,168 8,863 8,327 Additional non-GAAP adjustments to income from continuing operations: Gain on indemnification settlement - - - - - - - - (7,700) Income tax impact of the above (4,938) (3,273) (2,465) (2,122) (3,784) (3,104) (2,977) (2,959) (2,516) Discrete income tax items - - - - 18,015 - - (9,793) 717 As-adjusted (non-GAAP) income from continuing operations $24,112 $10,170 $11,801 $13,278 $ 8,380 $ 4,607 $ 9,975 $10,775 $ 18,143

2 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Income from continuing operations per diluted share $ 0.15 $ 0.04 $ 0.06 $ 0.10 $ (4.35) $ (0.03) $ 0.05 $ 0.18 $ 0.24 Impact of non-GAAP adjustments on income from continuing operations per diluted share 0.14 0.08 0.06 0.06 4.45 0.09 0.09 (0.05) $ (0.02) As-adjusted (non-GAAP) income from continuing operations per diluted share $ 0.29 $ 0.12 $ 0.12 $ 0.16 $ 0.10 $ 0.06 $ 0.14 $ 0.13 $ 0.22 Weighted average shares outstanding - diluted 81,291 81,519 81,445 81,250 78,905 79,064 81,730 82,048 79,311 Shares presumed to be repurchased under the U.S. GAAP treasury stock method related to stock based compensation expense: 790 1,261 825 1,118 671 547 1,963 1,833 1,458 Shares excluded from earnings per share calculation as they are anti-dilutive to earnings per share: - - - - 2,318 2,339 - - - As-adjusted (non-GAAP) weighted average shares outstanding - diluted 82,081 82,780 82,270 82,368 81,894 81,950 83,693 83,881 80,769 Reconciliation of GAAP to non-GAAP income from continuing operations per diluted share and weighted average shares outstanding - diluted (Amounts in thousands, except per share data)

3 Reconciliation of GAAP operating income to operating income after taxes (non-GAAP) used in ROIC calculation Q409 Q408 Q309 GAAP operating income $ 18,188 $(318,349) $ 9,020 Goodwill impairment charge - 325,947 - Restructuring charge 2,754 6,059 1,886 Less: estimated income taxes (1) (7,330) (4,780) (3,817) Operating income after taxes (non-GAAP) $ 13,612 $ 8,877 $ 7,089 (1) Estimated income taxes were calculated by multiplying the sum of operating income from (1) Estimated income taxes were calculated by multiplying the sum of operating income from (1) Estimated income taxes were calculated by multiplying the sum of operating income from (1) Estimated income taxes were calculated by multiplying the sum of operating income from (1) Estimated income taxes were calculated by multiplying the sum of operating income from (1) Estimated income taxes were calculated by multiplying the sum of operating income from (1) Estimated income taxes were calculated by multiplying the sum of operating income from continuing operations, restructuring charge and the goodwill impairment charge by an effective continuing operations, restructuring charge and the goodwill impairment charge by an effective continuing operations, restructuring charge and the goodwill impairment charge by an effective continuing operations, restructuring charge and the goodwill impairment charge by an effective continuing operations, restructuring charge and the goodwill impairment charge by an effective continuing operations, restructuring charge and the goodwill impairment charge by an effective continuing operations, restructuring charge and the goodwill impairment charge by an effective tax rate of 35%, which represents an estimated, blended statutory tax rate for the markets in tax rate of 35%, which represents an estimated, blended statutory tax rate for the markets in tax rate of 35%, which represents an estimated, blended statutory tax rate for the markets in tax rate of 35%, which represents an estimated, blended statutory tax rate for the markets in tax rate of 35%, which represents an estimated, blended statutory tax rate for the markets in tax rate of 35%, which represents an estimated, blended statutory tax rate for the markets in tax rate of 35%, which represents an estimated, blended statutory tax rate for the markets in which we operate